Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FS BANCORP, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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July 29, 2013

Dear Shareholder:

You are cordially invited to attend the special meeting of shareholders of FS Bancorp, Inc. to be held at the Embassy Suites Hotel, located at 20610 44th Avenue West, Lynnwood, Washington, on Wednesday, September 18, 2013 at 2:00 p.m., local time.

We are holding the special meeting to request your support for the adoption of an equity incentive plan, which we believe will promote the long-term growth and profitability of FS Bancorp, Inc.  The notice of special meeting of shareholders and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  Directors and officers of FS Bancorp, Inc. will be present to respond to relevant questions of shareholders.

It is important that your shares are represented at the meeting, whether or not you attend in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card or vote by telephone or the Internet.  If you attend the meeting, you may vote in person even if you have previously voted.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Joseph C. Adams
Joseph C. Adams
Chief Executive Officer

FS BANCORP, INC.
6920 220TH STREET SW
MOUNTLAKE TERRACE, WASHINGTON 98043
(425) 771-5299

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 18, 2013

Notice is hereby given that the special meeting of shareholders of FS Bancorp, Inc. will be held at the Embassy Suites Hotel, located at 20610 44th Avenue West, Lynnwood, Washington, on Wednesday, September 18, 2013, at 2:00 p.m., local time, for the following purposes:

Proposal 1.	Approval of the FS Bancorp, Inc. 2013 Equity Incentive Plan.

Proposal 2.
Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve the FS Bancorp, Inc. 2013 Equity Incentive Plan.

We will also consider and act upon such other business as may properly come before the meeting, or any adjournments or postponements thereof.  As of the date of this notice, we are not aware of any other business to come before the special meeting.

The Board of Directors has fixed the close of business on July 22, 2013 as the record date for the special meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournments thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors.  Alternatively, you may vote by telephone or the Internet by following the instructions on the proxy card.  The proxy will not be used if you attend and vote at the special meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ MATTHEW D. MULLET
MATTHEW D. MULLET
SECRETARY

Mountlake Terrace, Washington
July 29, 2013

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.  You may also vote by telephone or the Internet by following the instructions on the proxy card.

PROXY STATEMENT
OF
FS BANCORP, INC.
6920 220TH STREET SW
MOUNTLAKE TERRACE, WASHINGTON 98043
(425) 771-5299

 SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 18, 2013

The Board of Directors of FS Bancorp, Inc. is using this proxy statement to solicit proxies from our shareholders for use at our special meeting of shareholders.  We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about July 29, 2013.

The information provided in this proxy statement relates to FS Bancorp, Inc. and its wholly-owned subsidiary, 1st Security Bank of Washington.  FS Bancorp, Inc. may also be referred to as “FS Bancorp” and 1st Security Bank of Washington may also be referred to as “1st Security Bank” or the “Bank.”  References to “we,” “us” and “our” refer to FS Bancorp and, as the context requires, 1st Security Bank.

INFORMATION ABOUT THE SPECIAL MEETING

Time and Place of the Special Meeting

Our special meeting will be held as follows:

Date:	Wednesday, September 18, 2013
Time:	2:00 p.m., local time
Place:	Embassy Suites Hotel, located at 20610 44th Avenue West, Lynnwood, Washington

Matters to Be Considered at the Special Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Approval of the FS Bancorp, Inc. 2013 Equity Incentive Plan.

Proposal 2.
Approval of the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve the FS Bancorp, Inc. 2013 Equity Incentive Plan.

We also will transact any other business that may properly come before the special meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the special meeting other than the matters described in this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on September 18, 2013

The proxy statement is available at  http://www.snl.com/IRWebLinkX/corporateprofile.aspx?iid=4304579 under the tab, “Proxy Materials.”  The following materials are available for review: proxy statement and proxy card.  Directions to attend the special meeting, where you may vote in person, can be found online at http://embassysuites3.hilton.com/en/hotels/washington/embassy-suites-seattle-north-lynnwood-SEALWES/maps-directions/index.html.

Who is Entitled to Vote?

We have fixed the close of business on July 22, 2013 as the record date for shareholders entitled to notice of and to vote at our special meeting.  Only holders of record of FS Bancorp’s common stock on that date are entitled to notice of and to vote at the special meeting.  You are entitled to one vote for each share of FS Bancorp common stock you own, unless you own more than 10% of FS Bancorp’s outstanding shares.  As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of FS Bancorp’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit unless our Board of Directors has granted permission in advance.  On July 22, 2013, there were 3,240,125 shares of FS Bancorp common stock outstanding and entitled to vote at the special meeting.

How Do I Vote at the Special Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the special meeting and described in these materials.  You are a shareholder of record if your shares of FS Bancorp common stock are held in your name.  If you are a beneficial owner of FS Bancorp common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the next question.

Shares of FS Bancorp common stock can only be voted if the shareholder is present in person or by proxy at the special meeting.  To ensure your representation at the special meeting, we recommend you vote by proxy even if you plan to attend the special meeting.  You can vote by telephone, the Internet or by mail by following the instructions on the proxy card.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of FS Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the special meeting, the persons named in the proxy will vote the shares FOR approval of the FS Bancorp, Inc. 2013 Equity Incentive Plan and FOR the adjournment of the special meeting, if necessary, to solicit additional proxies, in the event there are not sufficient votes at the time of the special meeting to approve the Equity Incentive Plan.  If any other matters are properly presented at the special meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the special meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted.  Your broker may allow you to deliver your voting instructions via telephone or the Internet.  Please see the instruction form that accompanies this proxy statement.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted will be treated as “broker non-votes.”  The proposal to approve the Equity Incentive Plan is considered a non-discretionary item; therefore, you must provide instructions to your broker in order to have your shares voted on this proposal.

If your shares are held in street name, you will need proof of ownership to be admitted to the special meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the special meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the FS Bancorp, Inc. Employee Stock Ownership Plan (“ESOP”), which owns 8% of FS Bancorp’s common stock.  Employees of FS Bancorp and 1st Security Bank participate in the ESOP.  Each ESOP participant may instruct the trustee how to vote the shares of FS Bancorp common stock allocated to his or her account under the ESOP by completing the vote authorization form.  Participants can provide voting instructions to the trustee by telephone, the Internet or by mail by following the instructions on the vote authorization form. If an ESOP participant properly executes a vote authorization form, the ESOP trustee will vote the participant’s shares in accordance with the participant’s instructions.  Allocated shares for which proper voting instructions are not received and unallocated shares held by the ESOP will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.  In order to give the trustees sufficient time to vote, all vote authorization forms from ESOP participants must be received by the transfer agent on or before September 12, 2013.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of FS Bancorp common stock entitled to vote at the special meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Approval of the 2013 Equity Incentive Plan

Approval of the FS Bancorp, Inc. 2013 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast in person or by proxy at the special meeting.  Any shareholder represented in person or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal.  If so, such abstention will not be counted as a vote cast on the proposal and, therefore, will have no effect on the outcome of the vote on the proposal.  Provided there is a quorum of shareholders present in person or by proxy, shareholders not attending the meeting, in person or by proxy, will also have no effect on the outcome of this proposal.  Broker non-votes do not constitute votes cast and will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the Equity Incentive Plan.

Vote Required to Approve Proposal 2: Adjournment of the Special Meeting, if Necessary, to Solicit Additional Proxies

Approval of the adjournment of the special meeting requires the affirmative vote of a majority of the votes cast  in person or by proxy at the special meeting to authorize the Board of Directors to adjourn, postpone or continue the special meeting.  Abstentions and broker non-votes will have no effect on the outcome of this proposal.  Our Board of Directors unanimously recommends that you vote FOR adjournment of the special meeting, if necessary, to solicit additional proxies.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying the Secretary of FS Bancorp in writing before the special meeting that you have revoked your proxy; or

•	voting in person at the special meeting.

If you plan to attend the special meeting and wish to vote in person, we will give you a ballot at the special meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 22, 2013, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of FS Bancorp’s common stock other than directors and executive officers;

•	each director of FS Bancorp;

•	each executive officer of FS Bancorp or any of its subsidiaries named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

•	all current directors and executive officers of FS Bancorp and its subsidiaries as a group.

Persons and groups who beneficially own in excess of five percent of FS Bancorp’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide us a copy, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of FS Bancorp’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held in the ESOP, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

As of the voting record date, there were 3,240,125 shares of FS Bancorp common stock outstanding.

	Number of Shares		Percent of Shares
Name	Beneficially Owned		Outstanding (%)

Beneficial Owners of More Than 5%

FS Bancorp, Inc. Employee Stock Ownership Plan	259,210		8.0
6920 220th Street SW
Mountlake Terrace, Washington 98043

Joel S. Lawson IV	175,000	(1)	5.4
2040 Grubbs Mill Road
Berwyn, Pennsylvania 19312

Wellington Management Company, LLP	320,760	(2)	9.9
280 Congress Street
Boston, Massachusetts 02210

Firefly Value Partners, LP	259,200	(3)	8.0
551 Fifth Avenue, 36th Floor
New York, New York 10176

Directors

Joseph C. Adams (4)	25,000	(5)	*
Judith A. Cochrane	4,754		*
Marina Cofer-Wildsmith	974	(5)	*
Ted A. Leech	8,187	(5)	*
Michael J. Mansfield	14,441	(6)	*
Margaret R. Piesik	626	(7)	*
Joseph P. Zavaglia	4,807	(7)	*

Named Executive Officers

Matthew D. Mullet	13,857	(8)	*
Dennis V. O’Leary	16,500	(7)	*

All Executive Officers and Directors as a Group (9 persons)	89,146		2.8
_____________
*	Less than one percent of shares outstanding.
(1)
Based solely on a Schedule 13G/A dated February 12, 2013, regarding shares owned as of December 31, 2012. According to that filing, Mr. Lawson has sole voting and dispositive power over the shares reported.

(2)
Based solely on a Schedule 13G dated February 14, 2013, regarding shares owned as of December 31, 2012. According to that filing, Wellington Management Company, LLP has shared voting and dispositive power over the shares reported.

(3)
Based solely on a Schedule 13G/A dated February 14, 2013, regarding shares owned as of December 31, 2012. According to that filing, Ryan Heslop, Ariel Warszawski, Firefly Value Partners, LP, FVP GP, LLC, Firefly Management Company GP, LLC and FVP Master Fund, L.P. have shared voting and dispositive power over the shares reported.

(4)	Mr. Adams is also a named executive officer of FS Bancorp.
(5)	Held jointly with spouse.
(6)	Includes 7,131 shares held jointly with spouse and 7,310 shares held in an individual retirement account (“IRA”).
(7)	Held in an IRA.
(8)	Includes 3,200 shares held jointly with spouse and 10,657 shares held in an IRA.

PROPOSAL 1 – APPROVAL OF 2013 EQUITY INCENTIVE PLAN

General

On June 20, 2013, our Board of Directors unanimously adopted, subject to shareholder approval, the FS Bancorp, Inc. 2013 Equity Incentive Plan.  The purposes of the plan are: (1) to promote the long-term growth and profitability of FS Bancorp; (2) to attract and retain individuals of outstanding competence; and (3) to provide participants with incentives that are closely linked to the interests of all shareholders of FS Bancorp.

The following summary is a brief description of the material features of the Equity Incentive Plan.  This summary is qualified in its entirety by reference to the plan, a copy of which is attached to this proxy statement as Appendix A.

Summary

Administration.  The Equity Incentive Plan will be administered by a committee appointed by the Board of Directors, which will consist of at least two members, each of whom will be an outside director, a non-employee director and an independent director, as those terms are defined in the plan.  The FS Bancorp Compensation Committee will administer the plan.  Among other things, the Committee will (1) interpret the plan, (2) adopt rules for the administration of the plan, (3) select persons to receive awards from among the eligible participants and (4) determine the types of awards and the number of shares to be awarded to participants.

Awards.  The Equity Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, non-qualified stock options, which do not satisfy the requirements for treatment as incentive stock options, and shares of restricted stock.  Subject to adjustments described below under “–Adjustments in the Event of Business Reorganization,” FS Bancorp has reserved 453,618 shares of its common stock for issuance under the plan in connection with the exercise of awards, which represents 14% of FS Bancorp’s common stock outstanding on the voting record date.  The fair market value of these shares is $7,765,940, based on the closing price of FS Bancorp’s common stock as of the close of business on the voting record date.  Our Board of Directors believes that 14% of total shares outstanding (with 10% reserved for stock options and 4% reserved for restricted stock awards, as described below) is the appropriate amount of shares to have authorized for awards under the plan.  These amounts are consistent with the share amounts authorized under equity incentive plans adopted by many other thrift institutions that, like us, converted from the mutual to the stock form of ownership.  Only shares actually issued to participants or retained or surrendered to satisfy tax withholding obligations for awards under the plan count against this total number of shares available under the plan.

Under the Equity Incentive Plan, the Compensation Committee may grant stock options that, upon exercise, result in the issuance of 324,013 shares of our common stock.  This amount represents 10% of the total issued and outstanding shares.  In addition, the plan provides that the maximum aggregate number of shares with respect to which incentive stock options may be granted is 324,013.  The Compensation Committee may grant restricted stock for an aggregate of 129,605 shares of our common stock, which represents 4% of the total issued and outstanding shares.  Each of the maximum amounts described in this paragraph is subject to adjustments described below under “–Adjustments in the Event of Business Reorganization.”

The Equity Incentive Plan provides for the use of authorized but unissued shares or previously issued shares that have been reacquired by FS Bancorp.  The awards will have the effect of diluting the holdings of persons who own our common stock.  Assuming all shares available for award under the plan are issued, current shareholders would be diluted by approximately 12.3% based on the number of shares outstanding as of the close of business on the voting record date.

Eligibility to Receive Awards.  The Compensation Committee may grant awards under the Equity Incentive Plan to directors, advisory directors, directors emeriti, officers and employees of FS Bancorp and its affiliates.  However, incentive stock options may only be awarded to employees.  The Committee will select persons to receive awards among the eligible participants and determine the number of shares for each award granted.  Currently, there are approximately 160 individuals who are eligible to receive awards under the plan, consisting of six directors and 154 employees.

Terms and Conditions of Stock Options.  The Compensation Committee may grant stock options to purchase shares of the our common stock at a price that is not less than the fair market value of the common stock on the date the option is granted. The fair market value is the closing sales price on the grant date as quoted on Nasdaq.  Stock options may not be exercised later than 10 years after the grant date.  Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the Equity Incentive Plan to officers and employees may be designated as “incentive stock options.”  Options that are not designated and do not otherwise qualify as incentive stock options are referred to as “non-qualified stock options.”

The Compensation Committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the forms in which, payment of the exercise price with respect to the stock option may be made.  Unless otherwise determined by the Committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for one year for terminations due to death, disability or retirement, for three months for other terminations or until the expiration of the stock option by its terms if sooner.  Upon any termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

Prohibition Against Option Repricing.  Except as provided under “–Adjustments in the Event of Business Reorganization” below, neither the Compensation Committee nor the Board may amend or modify the exercise price of a stock option or cancel the stock option at a time when the exercise price is greater than the fair market value of FS Bancorp’s common stock in exchange for another award.

Terms and Conditions of Restricted Stock Awards.  The Compensation Committee is authorized to grant restricted stock, which are shares of FS Bancorp common stock that are subject to a substantial risk of forfeiture and limits on transfer until the shares vest.  The Committee will establish a restricted period, subject to acceleration as described below under “Acceleration of Vesting,” during which, or at the expiration of which, the restricted stock awards vest and shares of common stock awarded shall no longer be subject to forfeiture or restrictions on transfer.  During the vesting period, unless otherwise provided for in the award agreement, the recipient of restricted stock will have all the rights of a shareholder, including the power to vote and the right to receive dividends with respect to those shares. Except as provided under “–Transferability of Awards,” shares of restricted stock generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the recipient before the shares vest.  The Compensation Committee has the right to determine any other terms and conditions, not inconsistent with the Equity Incentive Plan, upon which a restricted stock award shall be granted.

Acceleration of Vesting.  Unless otherwise provided in an award agreement, upon a change in control of FS Bancorp as defined in the Equity Incentive Plan or upon the termination of the award recipient’s service due to death or disability, all unvested awards under the Equity Incentive Plan shall become exercisable in the case of stock options, or vest in the case of restricted stock, as of the date of that change in control or termination.  The Compensation Committee also has the authority, with the consent of the award recipient, to the extent deemed necessary by the Committee, to amend or modify the terms of any outstanding award or accelerate or defer the vesting of any award.

Forfeiture of Awards.  If the holder of an unvested award terminates service other than due to death, disability or a change in control, the unvested portion of the award will be forfeited by the holder.  Upon any termination of service for cause, all stock options not previously exercised shall be forfeited immediately by the holder.

Transferability of Awards.  Stock options and unvested restricted stock awards may be transferred upon the death of the holder to whom it was awarded, by will or the laws of inheritance, or pursuant to a domestic relations order.  Furthermore, the Compensation Committee may approve the transfer of  non-qualified stock options and restricted stock awards to certain family members.

Amendment and Termination of the Plan.  The Equity Incentive Plan shall continue in effect for a term of 10 years, after which no further awards may be granted.  The Board of Directors may at any time amend, suspend or terminate the plan or any portion thereof, except to the extent shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which our common stock may then be listed or quoted.  No amendment, suspension or termination of the plan, however, will impair the rights of any participant, without his or her consent, in any award already granted.  All awards are subject to “clawback” provisions as required by law, rule, regulation or stock exchange listing, or a policy related thereto.

Adjustments in the Event of Business Reorganization

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, affects the shares of FS Bancorp’s common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the Compensation Committee must, in such manner as it deems equitable, adjust the number of shares as to which future awards may be made and the number of shares subject to and exercise prices of outstanding awards.

Federal Income Tax Consequences

The following discussion provides a general overview of the federal tax consequences that apply to non-qualified stock options, incentive stock options and restricted stock awards, as of the date of this proxy statement.

Non-qualified Stock Options.  Under current federal tax law, the non-qualified stock options granted under the Equity Incentive Plan will not result in any taxable income to the optionee or any tax deduction to FS Bancorp at the time of grant.  Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is taxable to the optionee as compensation income and is generally deductible by FS Bancorp.  The optionee’s tax basis for the shares is the market value of the shares at the time of exercise.  Upon a sale of the shares, the optionee will recognize a capital gain to the extent of any appreciation in value of the shares from the date of exercise to the date of sale, and such gain will qualify as long-term capital gain if the applicable capital gain holding period is satisfied.

Incentive Stock Options.  Neither the grant nor the exercise of an incentive stock option under the Equity Incentive Plan will result in any federal tax consequences to either the optionee or FS Bancorp, although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee’s alternative minimum tax.  Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain if the applicable holding period is satisfied.  If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (a) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (b) the difference between the exercise price and the sale price will be taxed as ordinary income and FS Bancorp will be entitled to a deduction in the same amount.  The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable capital gains holding period is satisfied.  If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option.  The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

Restricted Stock Awards.  Recipients of restricted shares granted under the Equity Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date.  In certain circumstances, a holder may elect to recognize ordinary income on the date of the grant of the restricted stock in an amount equal to the fair market value of the shares on the grant date.  Upon a subsequent sale of the shares, the holder will recognize capital gain or loss based on the difference between the amount received and the amount previously recognized as ordinary income.  Unless an award agreement provides otherwise, recipients of shares granted under the plan will also recognize ordinary income equal to their dividend payments when these payments are received.

Proposed Awards Under the Plan

No awards have been proposed under the Equity Incentive Plan as of the date of this proxy statement.

Voting Recommendation

The Board of Directors recommends that shareholders vote FOR the FS Bancorp, Inc. 2013 Equity Incentive Plan.

PROPOSAL 2 - APPROVAL OF ADJOURNMENT OF SPECIAL MEETING, IF NECESSARY

In the event there are not sufficient votes at the time of the special meeting to approve the Equity Incentive Plan, our Board of Directors may propose to adjourn the special meeting to a later date or dates in order to permit the solicitation of additional proxies.  Pursuant to the provisions of our bylaws, no notice of an adjourned meeting need be given to shareholders if the meeting is adjourned for less than 120 days.

In order to permit proxies that have been received by us at the time of the special meeting to be voted for an adjournment, if necessary, we have submitted this proposal to you as a separate matter for your consideration.  In this proposal, we are asking you to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of adjourning the special meeting and any later adjournments.  If shareholders approve this adjournment proposal, we could adjourn the special meeting, and any adjourned session of the special meeting, to use the additional time to solicit additional proxies in favor of approval of the Equity Incentive Plan, including the solicitation of proxies from shareholders who have previously voted against the proposal.  Among other things, approval of the adjournment proposal could mean that, even if proxies representing a sufficient number of votes against the proposal to approve the Equity Incentive Plan have been received, we could adjourn the special meeting without a vote and seek to convince the holders of those shares to change their votes to votes in favor of the plan.

The Board of Directors unanimously recommends that you vote FOR this proposal.

DIRECTORS’ COMPENSATION

The following table shows the compensation paid to our directors for the year ended December 31, 2012, with the exception of Joseph C. Adams, who is our Chief Executive Officer and whose compensation is included in the section entitled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Total ($)

Judith A. Cochrane	24,000	24,000
Ted A. Leech	36,000	36,000
Joseph P. Zavaglia	24,000	24,000
Michael J. Mansfield	24,000	24,000
Margaret R. Piesik	24,000	24,000
Marina Cofer-Wildsmith (1)	20,000	20,000
________________
(1)	Ms. Cofer-Wildsmith was appointed to the Board in March 2012.

Each director of FS Bancorp is also a director of 1st Security Bank.  The directors received no additional compensation for attendance at any meeting of FS Bancorp’s Board of Directors during the year ended December 31, 2012.  The directors are compensated for their service on 1st Security Bank’s Board of Directors.  In 2012, non-employee directors of 1st Security Bank received a retainer of $2,000 per month, except for the Chairman of the Board, who received $3,000 per month, for service on the Board.  No fees currently are paid for service on any Board committee.

Directors are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending Board and committee meetings, industry conferences and continuing education seminars.

1st Security Bank’s Compensation Committee recommends to the Board of Directors the amount of fees paid for service on the Board.  For 2013, the Committee recommended increasing the non-employee directors’ monthly fee to $2,500 (from $2,000 in 2012), and increasing the Chairman of the Board’s monthly fee to $3,500 (from $3,000 in 2012).  These recommendations were accepted by the Board of Directors and implemented effective as of January 1, 2013.

EXECUTIVE COMPENSATION

Summary Compensation Table.

The following table shows information regarding compensation for the years ended December 31, 2012 and 2011 for our named executive officers: (1) Joseph C. Adams, our Chief Executive Officer; and (2) our two other most highly compensated executive officers for 2012, who are Matthew D. Mullet and Dennis V. O’Leary.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	All Other Compensation ($)(2)	Total ($)

Joseph C. Adams	2012	247,600	123,800	34,023	405,423
Chief Executive Officer	2011	247,000	--	314	247,314

Matthew D. Mullet (3)	2012	180,000	96,500	7,514	284,014
Chief Financial Officer,	2011	75,692	--	105	75,797
Treasurer and Secretary

Dennis V. O’Leary (3)	2012	195,000	88,750	7,139	290,889
Chief Lending Officer	2011	73,875	--	79	73,954
__________
(1)
Bonuses earned are paid over a two-year period and contain a 100% claw back provision based upon a look back on financial performance during the period earned. Amounts shown are paid 50% up to 75 days after the year end and 50% in year two and require full performance under the claw back provisions.

(2)	Consists of 401(k) match, ESOP contributions and life insurance premiums paid. For Mr. Adams, includes an ESOP contribution of $23,804.
(3)	Mr. Mullet and Mr. O’Leary were hired in July 2011 and August 2011, respectively; 2011 reflects partial year compensation.

Employee Benefits

401(k) Plan.  1st Security Bank offers a tax-qualified savings plan to our employees with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code.  Generally, all employees who have attained age 18 are eligible to make 401(k) contributions, as of the first day of the month following the commencement of employment.  During 2013, participants are permitted to make salary reduction contributions to the 401(k) Plan of up to 90% of their annual salary, up to a maximum of $17,500.  In addition, participants who have attained age 50 may defer an additional $5,500 annually as a 401(k) “catch-up” contribution.  The $17,500 and $5,500 dollar limits may increase in future years.  Participants may elect that their 401(k) contributions be either before-tax 401(k) contributions, after-tax “Roth 401(k) contributions” or a combination of both.   We have the ability to match 401(k) contributions.  During 2012, we matched 100% of participant 401(k) contributions up to 3% of the participant’s annual salary and 50% of participant contributions on the next 2% of the participant’s annual salary.  We may also make a discretionary profit sharing contribution under the 401(k) Plan, though no such contribution was made in 2012.  All participant 401(k) contributions and earnings, as well as all matching and profit sharing contributions and earnings, are fully and immediately vested.  Participant 401(k) and matching contributions are subject to discrimination tests that might limit such contributions for highly compensated employees.

ESOP.  We have adopted a tax-qualified employee stock ownership plan (“ESOP”).  Eligible employees who have been credited with at least 1,000 hours of service during a twelve month period and who have attained 21 years of age may participate in the ESOP on the next following January 1 or July 1.  We may make contributions to the ESOP at our discretion.  In addition, the ESOP may borrow to acquire shares of FS Bancorp stock, in which case 1st Security Bank must make contributions to repay the ESOP loan.  As contributions are made to the ESOP to repay the loan, a proportionate number of shares of FS Bancorp stock are released from the ESOP suspense account.  Released shares are allocated to each eligible participant’s ESOP account based on the ratio of each such participant’s eligible compensation to the total eligible compensation of all eligible ESOP participants, determined as of December 31.  An employee is eligible for an employee stock ownership allocation if the employee is credited with 1,000 or more hours of service during the plan year, and is actually employed on the last day of the plan year.  The account balances of participants within the ESOP will become 100% vested upon completion of three years of service.  Forfeitures will be reallocated among remaining participating employees in the same manner as an ESOP contribution.

Potential Payments Upon Termination

Severance Agreement for Chief Executive Officer.  1st Security Bank has entered into a severance agreement with Joseph C. Adams.  The agreement provides that if (1) the Bank terminates Mr. Adams’ employment other than for cause, (2) Mr. Adams terminates his employment for “good reason” or (3) there is a change in control of the Bank, Mr. Adams would be entitled to receive from the Bank a lump sum payment equal to 24 months of his base compensation.  “Good reason” means any one or more of the following: (1) reduction of Mr. Adams’ salary or elimination of any significant compensation, unless generally applicable to similarly-situated employees; (2) assignment to Mr. Adams without his consent any authorities or duties materially inconsistent with his position as of the date of the severance agreement; and (3) a relocation or transfer that would materially increase Mr. Adams’ commute.  If Mr. Adams’ employment had been terminated as of June 30, 2013, based on his current compensation, under circumstances entitling him to a severance payment under his agreement, Mr. Adams would have received a lump sum payment of $550,000.

Change of Control Agreement.  1st Security Bank has entered into a change of control agreement with Mr. Mullet. The change of control agreement remains in effect until canceled by either party, upon at least 24 months prior written notice to the other party.  Under this agreement, Mr. Mullet generally will be entitled to a change of control payment from 1st Security Bank if he is involuntarily terminated within six months preceding or 12 months after a change in control.  In such an event, Mr. Mullet would be entitled to receive a cash payment in an amount equal to 12 months of his then current salary.  If Mr. Mullet’s employment had been terminated as of December 31, 2012 in connection with a change in control, he would have received a lump sum payment of $180,000.   Any payments made in connection with a change in control are subject to cut-back to the extent the payments would result in either the loss of a tax deduction to 1st Security Bank or the imposition of a penalty tax on Mr. Mullet.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the special meeting other than those matters described in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will pay the cost of soliciting proxies.  We have engaged Regan & Associates, Inc. to assist in the distribution and solicitation of proxies for a fee of $6,000 (including out-of-pocket expenses).  Regan & Associates, Inc. will assist with fulfillment of the broker-dealer search notification requirement, ensure actual delivery of proxy materials and solicit proxies from both street name and registered shareholders.  Our directors, officers and employees may also supplement the proxy solicitor’s solicitation of proxies personally, electronically or by telephone without additional compensation.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2014 annual meeting of shareholders must be received at the executive office at 6920 220th Street SW, Mountlake Terrace, Washington 98043, no later than December 18, 2013, to be eligible for inclusion in our proxy statement and form of proxy for that meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days’ notice of the meeting is given to shareholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.  We anticipate that, in order to be timely, proposals intended to be made at the special meeting must be made by August 19, 2013.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s name, age, business address and number of shares of common stock held, a written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the meeting must state the shareholder’s name, address and number of shares of common stock held, a brief discussion of the business to be brought before the meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ MATTHEW D. MULLET
MATTHEW D. MULLET
SECRETARY

Mountlake Terrace, Washington
July 29, 2013

 APPENDIX A

FS Bancorp, Inc.
2013 Equity Incentive Plan

ARTICLE I

PURPOSE

Section 1.1                 General Purpose of the Plan.

The purpose of the Plan is to promote the long-term growth and profitability of FS Bancorp, Inc., to provide Plan Participants with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide Plan Participants with incentives that are closely linked to the interests of all shareholders of FS Bancorp, Inc.  The Plan is not intended to expose the Company to imprudent risks.

ARTICLE II

DEFINITIONS

The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Section 424(e) and (f) respectively, of the Code.

Award means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Restricted Stock Award or any other benefit under this Plan.

Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, to have the right to exercise any Options granted to such Participant that are exercisable, following the Participant’s death.

Board means the Board of Directors of FS Bancorp, Inc. and any successor thereto.

Change in Control means any of the following events:

(a)  any third Person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of Shares with respect to which 25% or more of the total number of votes that may be cast for the election of the Board (other than a tax-qualified plan of the Company or its Affiliate);

(b)      consummation of a plan of reorganization, merger, acquisition, consolidation, sale of all or substantially all of the assets of the Company or a similar transaction in which the Company is not the resulting entity;

(c)      as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election(s), or combination of the foregoing, the individuals who were members of the Board of Directors on the date of adoption of this Plan (the “Incumbent Board”) cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of adoption of this Plan whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company’s shareholders was approved by the nominating committee serving under an Incumbent Board, shall be considered a member of the Incumbent Board; or

(d)     a tender offer or exchange offer for 25% or more of the total outstanding Shares is completed (other than such an offer by the Company).

Code means the Internal Revenue Code of 1986, as amended from time to time.

Committee means the Committee described in Article IV.

Company means FS Bancorp, Inc., a Washington corporation, and any successor thereto.

Disability means a total and permanent disability, within the meaning of Code Section 22(e)(3), as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.

Effective Date means the date on which the Plan is approved by the shareholders of FS Bancorp, Inc.

Exchange Act means the Securities Exchange Act of 1934, as amended.

Exercise Period means the period during which an Option may be exercised.

Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.  If the Fair Market Value for Exercise Price purposes is determined to be less than fair market value of the underlying Shares as determined under Section 409A (the "Section 409A Fair Market Value"), then the Exercise Price shall automatically adjusted to be the Section 409A Fair Market Value.  The Committee may take such actions as it determines necessary to carry out the preceding sentence.

Fair Market Value means, with respect to a Share on a specified date:

(a)  If the Shares are listed on any U.S. national securities exchange registered under the Securities Exchange Act of 1934 (“National Exchange”), the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;

(b)  If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and

(c)  In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee. Good faith shall be determined by compliance with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B) (regarding the determination of the fair market value of stock that is not tradable on an established securities market).

In no event shall the Fair Market Value for Exercise Price purposes be less than fair market value of the underlying Shares as determined under Section 409A.

Family Member means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.

Incentive Stock Option means a right to purchase Shares that is granted to an employee of the Company or any Affiliate that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of Section 422 of the Code.

Non-Qualified Stock Option means a right to purchase Shares that is not intended to qualify as an Incentive Stock Option or does not satisfy the requirements of Section 422 of the Code.

Option means either an Incentive Stock Option or a Non-Qualified Stock Option.

Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.

Participant means any director, emeritus director, officer, employee or advisory director of the Company or any Affiliate who is selected by the Committee to receive an Award.

Permitted Transferee means, with respect to any Participant, a Family Member of the Participant to whom an Award has been transferred as permitted hereunder.

Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

Plan means the FS Bancorp, Inc. 2013 Equity Incentive Plan, as amended from time to time.

Restricted Stock Award means an award of Shares pursuant to Article VI.

Retirement means the termination of a Participant’s employment with the Company and its Affiliates, other than a Termination for Cause, after the Participant has attained age 59½.

Section 409A means Section 409A of the Code and any regulations or guidance of general applicability thereunder.

Service means, unless the Committee provides otherwise in an Award Agreement, service in any capacity as a director, emeritus director, officer, employee or advisory director of the Company or any Affiliate.

Share means a share of common stock, par value $.01 per share, of FS Bancorp, Inc.

Termination for Cause means termination upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or one of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  No act or failure to act on Participant’s part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.

Vesting Date means the date or dates on which the grant of an Option is eligible to be exercised or the date or dates on which a Restricted Stock Award ceases to be forfeitable.

ARTICLE III

AVAILABLE SHARES

Section 3.1                   Shares Available Under the Plan.

Subject to adjustment under Article VIII, the aggregate number of Shares representing Awards shall not exceed 453,618 Shares.

Section 3.2                   Shares Available for Options.

Subject to adjustment under Article VIII, the maximum aggregate number of Shares with respect to which Options may be granted under the Plan shall be 324,013 Shares.   Subject to adjustment under Article VIII, the maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 324,013 Shares.

Section 3.3                   Shares Available for Restricted Stock Awards.

Subject to adjustment under Article VIII, the maximum aggregate number of Shares with respect to which Restricted Stock Awards may be granted under the Plan shall be 129,605 Shares.  The Shares with respect to which Restricted Stock Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares that have been reacquired by the Company.

Section 3.4                   Computation of Shares Issued.

For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise of an Option or in connection with a Restricted Stock Award.  Any Award subsequently forfeited, in whole or in part, shall not be considered issued. If any Award granted under the Plan terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available for the grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under the Plan.  To the extent that Shares are delivered pursuant to the exercise of an Option, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued.

ARTICLE IV

ADMINISTRATION

Section 4.1                   Committee.

(a)           The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be an “Outside Director” within the meaning of Section 162(m) of the Code or a successor rule or regulation, a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or a successor rule or regulation and an “Independent Director,” and shall satisfy any other membership requirements, under the corporate governance rules and regulations imposing independence and other membership standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.

(b)           The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.

(c)           The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.

Section 4.2                  Committee Powers.

Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

(a)   to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, and the number of Shares subject to Awards to be issued or granted;

(b)   with the consent of the Participant, to the extent deemed necessary by the Committee, to amend or modify the terms of any outstanding Award or accelerate or defer the Vesting Date thereof;

(c)   to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

(d)   to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.

All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V

STOCK OPTIONS

Section 5.1                   Grant of Options.

(a)           Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.  Only employees of the Company or its Affiliates may receive Incentive Stock Options.

(b)           Any Option granted shall be evidenced by an Award Agreement which shall:

(i)          specify the number of Shares covered by the Option;

(ii)        specify the Exercise Price;

(iii)       specify the Exercise Period;

(iv)        specify the Vesting Date; and

(v)                   contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

Section 5.2                  Size of Option.

Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion.

Section 5.3                  Exercise Price.

The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

Section 5.4                  Exercise Period.

The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:

(a)    the date specified by the Committee in the Award Agreement;

(b)    unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability, Retirement or a Termination for Cause;

(c)    unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one-year period commencing on the date of the Participant’s termination of Service due to death, Disability or Retirement;

(d)    as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or

(e)    the last day of the ten-year period commencing on the date on which the Option was granted.

An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5                 Vesting Date.

(a)           The Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)                 if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Option shall be forfeited without consideration;

(ii)    if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and

(iii)              if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the effective time of the Change in Control.

Section 5.6                 Additional Restrictions on Incentive Stock Options.

An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:

(a)         Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.

(b)         Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.

(c)         The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten years.

(d)          Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.

Section 5.7                 Method of Exercise.

(a)           Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:

(i)    giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;

(ii)              delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and

(iii)             satisfying such other conditions as may be prescribed in the Award Agreement.

(b)           The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:

(i)                in cash (by certified or bank check or such other instrument as the Company may accept); or

(ii)               if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iii)             if and to the extent permitted by the Committee, by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or

(iv)              by a combination thereof.

Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.

(c)           When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause Shares to be issued by book-entry procedures, in either event evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.

Section 5.8                Limitations on Options.

(a)           An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Non-Qualified Stock Option, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

(b)           The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:

(i)    the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or

(ii)              the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

(c)           An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.

(d)           No Option may be held in a margin account of the Option Holder.

Section 5.9                Prohibition Against Option Repricing.

Except as provided in Section 8.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Option or Award.

ARTICLE VI

RESTRICTED STOCK AWARDS

Section 6.1                 In General.

(a)           Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:

(i)                 the number of Shares covered by the Restricted Stock Award;

(ii)                the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Shares;

(iii)               the date of grant of the Restricted Stock Award;

(iv)                the Vesting Date for the Restricted Stock Award and the performance conditions, if any, which must be satisfied in order for the Vesting Date to occur;

(v)                 the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares; and

such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

(b)           All Restricted Stock Awards shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company’s stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company’s stock transfer agent:

These shares of common stock are subject to the terms of an Award Agreement between FS Bancorp, Inc. and [Name of Participant] dated [Award Date] made pursuant to the terms of the FS Bancorp, Inc. 2013 Equity Incentive Plan, copies of which are on file at the executive offices of FS Bancorp, Inc. and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.

or such other restrictive communication or legend as the Committee, in its discretion, may specify.

(c)           Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Restricted Stock Award under the Plan, apply to the Committee for approval to transfer all or any portion of such Restricted Stock Award which is then unvested to such Participant’s Family Member.  The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Stock Award, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Stock Award depends on the life, Service or other status of the Participant, such privilege of the Restricted Stock Award for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.

Section 6.2                     Vesting Date.

(a)           The Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.

(b)           Unless otherwise determined by the Committee and specified in the Award Agreement:

(i)     if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Shares shall be forfeited without consideration;

(ii)                   if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and

(iii)                  if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be accelerated to the effective time of the Change in Control.

Section 6.3                    Dividend Rights.

Unless otherwise specified in the Award Agreement, any dividends or distributions declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, shall be paid to the Participant at the same time they are paid to all other shareholders of the Company.

Section 6.4                   Voting Rights.

Unless otherwise specified in the Award Agreement, voting rights appurtenant to the Shares subject to the Restricted Stock Award shall be exercised by the Participant.

Section 6.5                   Designation of Beneficiary.

A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Shares that become vested on the date of the Participant’s death.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no

Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.

Section 6.6                  Manner of Distribution of Awards.

The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VII

ADDITIONAL TAX PROVISION

Section 7.1                 Tax Withholding Rights.

The Company shall have the power and the right to deduct or withhold, or require a Person to remit to the Company, an amount sufficient to satisfy Federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.  In this regard, where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.

ARTICLE VIII

AMENDMENT AND TERMINATION

Section 8.1                 Termination

The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, the Plan shall terminate automatically on the tenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.

Section 8.2                 Amendment.

The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code, to avoid the application of Section 409A, or the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

Section 8.3                 Adjustments in the Event of Business Reorganization.

In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:

(i)                 the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants;

(ii)                the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and

(iii)               the Exercise Price of Options.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.

ARTICLE IX

MISCELLANEOUS

Section 9.1                 Status as an Employee Benefit Plan; Non-Application of Section 409A.

This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.  Since only Options and Restricted Stock Awards that qualify for the exemption under Section 409A may be awarded under the Plan, Section 409A shall not apply to Awards granted hereunder.  Accordingly, no Award may granted hereunder that is subject to Section 409A, and any Award so granted shall be void ab initio.

Section 9.2                No Right to Continued Service.

Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as a director, emeritus director, officer, employee or advisory director of the Company or any Affiliate.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.

Section 9.3               Construction of Language.

Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 9.4               Severability.

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 9.5              Governing Law.

The Plan shall be construed, administered and enforced according to the laws of the State of Washington without giving effect to the conflict of laws principles thereof.  The federal and state courts located in the County or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 9.6              Headings.

The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 9.7             Non-Alienation of Benefits.

The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

Section 9.8            Notices.

Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

(a)           If to the Committee:

FS Bancorp, Inc.
6920 220th Street, SW
Mountlake Terrace, Washington 98043
               Attention:  Corporate Secretary

(b)           If to a Participant, to such person’s address as shown in the Company’s records.

Section 9.9            Approval of Shareholders.

The Plan shall be subject to approval by the Company’s shareholders within twelve (12) months before or after the date the Board adopts the Plan.

Section 9.10          Clawback.

All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.

 REVOCABLE PROXY
FS BANCORP, INC.
Special Meeting Materials are available at: http://www.snl.com/IRWebLinkX/corporateprofile.aspx?iid=4304579
SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 18, 2013
YOUR VOTE IS IMPORTANT!
PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:

1.  By Telephone (using a Touch-Tone Phone); or
2.  By Internet; or
3.  By Mail.

To Vote by Telephone:

Call 1-866-870-4101 Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., September 18, 2013

To Vote by Internet:

Go to https://www.rtcoproxy.com/FSBW prior to 3 a.m., September 18, 2013

Please note that the last vote received from a
shareholder, whether by telephone, by Internet or by mail,
will be the vote counted.

Mark here if you no longer wish to receive paper annual
meeting materials and instead view them online.               [  ]
Mark here if you plan to attend the meeting.                      [  ]
Mark here for address change.                                              [  ]
_________________________________________________
_________________________________________________
_________________________________________________

Comments:
_________________________________________________
_________________________________________________
_________________________________________________

FOLD HERE IF YOU ARE VOTING BY MAIL – PLEASE DO NOT DETACH
AND COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE

[X] PLEASE MARK VOTES
      AS IN THIS EXAMPLE
	For Against Abstain	The Board of Directors recommends a vote “FOR” the proposal.
1.	Approval of the FS Bancorp, Inc. 2013 [ ] [ ] [ ] Equity Incentive Plan.
For Against Abstain
2.
Approval of the adjournment of the             [   ]    [   ]    [   ]
special meeting, if necessary, to solicit
additional proxies, in the event there are
not sufficient votes at the time of the
special meeting to approve the FS
Bancorp, Inc. 2013 Equity Incentive Plan.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the proposal.  If any other business is presented at the special meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

Should the undersigned be present and elect to vote at the special meeting or at any adjournment thereof and after notification to the Secretary of FS Bancorp at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

3.	In their discretion, upon such other matters as may properly come before the meeting.	The undersigned acknowledges receipt from FS Bancorp prior to the execution of this proxy of the notice of special meeting of shareholders and proxy statement for the special meeting of shareholders.
Please be sure to date and sign this proxy card in the box below. Date _____________

Sign above                                       Co-holder (if any) sign above
Please sign exactly as name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

FS BANCORP, INC. – SPECIAL MEETING, SEPTEMBER 18, 2013

YOUR VOTE IS IMPORTANT!

Special Meeting Materials are available on-line at:

  http://www.snl.com/IRWebLinkX/corporateprofile.aspx?iid=4304579

You can vote in one of three ways:

1. Call toll free 1-866-870-4101 on a Touch-Tone Phone.  There is NO CHARGE to you for this call.

or

2. Via the Internet at https://www.rtcoproxy.com/FSBW and follow the instructions.

or

3.  Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

(Continued, and to be marked, dated and signed, on the other side)

REVOCABLE PROXY
FS BANCORP, INC.

SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 18, 2013
2:00 p.m.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of FS Bancorp, Inc. (“FS Bancorp”) with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of FS Bancorp which the undersigned is entitled to vote at the special meeting of shareholders, to be held at the Embassy Suites Hotel located at 20610 44th Avenue West, Lynnwood, Washington, on Wednesday, September 18, 2013, at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated.

PLEASE VOTE BY TELEPHONE OR THE INTERNET OR
COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE.